UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	October 14, 2014

TWIN CITIES POWER HOLDINGS, LLC
(Exact Name of Registrant as Specified in Charter)

Minnesota	333-179460	27-1658449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16233 Kenyon Ave., Suite 210, Lakeville, Minnesota	55044
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(952) 241-3103

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On October 14, 2014, a first-tier subsidiary of Twin Cities Power Holdings, LLC (the “Company”), Retail Energy Holdings, L.L.C. (“REH”) and its wholly-owned subsidiaries, Town Square Energy, LLC, (“TSE”), and Discount Energy Group, LLC (“DEG,” and collectively with REH and TSE, the “Borrowers”), entered into a Credit Agreement with the Toronto, Ontario branch of Maple Bank GmbH (“Maple Bank”), expiring October 31, 2016 (the “Maple Agreement”). Contemporaneously with the Maple Agreement, the Company executed and delivered a Guaranty to Maple Bank (the “Guaranty”), whereby the Company irrevocably, unconditionally, and absolutely guarantees (as primary obligor) to Maple Bank the performance of all the obligations of the Borrowers under the Maple Agreement. The Maple Agreement provides the Company’s retail energy services businesses with a revolving line of credit of up to $5,000,000 in committed amount secured by a first position security interest in all of the assets of the Borrowers, a pledge of the equity of such companies by the Company, and certain guarantees. Availability of loans is keyed to advance rates against certain eligible receivables. Any loans outstanding bear interest at an annual rate equal to 3 month LIBOR, subject to a floor of 0.50%, plus a margin of 6.00%. In addition, the Borrowers are obligated to pay an annual fee of 1.00% of the committed amount on a monthly basis and a monthly non-use fee of 1.00% of the difference between the committed amount and the average daily principal balance of any outstanding loans. The Borrowers are also subject to customary reporting, and affirmative and negative covenants. On October 14, 2014, REH drew down $800,000 from this line of credit and this amount had been repaid in full by October 27, 2014.

The foregoing description of the Maple Agreement and the Guaranty is qualified in its entirety by reference to the full text of the Maple Agreement and the Guaranty, which are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	Credit Agreement among Retail Energy Holdings, L.L.C., Town Square Energy, LLC, Discount Energy Group, LLC, as Borrowers, and Maple Bank GmbH, acting through its Maple Bank Toronto Branch, as Lender, dated October 14, 2014.
10.2	Guaranty of Twin Cities Power Holdings, LLC for the benefit of Maple Bank GmbH, acting through its Maple Bank Toronto Branch, dated October 14, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2014	By	/s/ Wiley H. Sharp III
Wiley H. Sharp III
	Its	Vice President – Finance and Chief Financial Officer

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